ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)
                                 STATE OF NEVADA
                               SECRETARY OF STATE


FOR FILING OFFICE USE                                      FOR FILING OFFICE USE
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    IMPORTANT: Read instructions on reverse side before completing this form
                         TYPE OR PRINT (BLACK INK ONLY)

1.   NAME OF CORPORATION: WINNERNET INDUSTRIES, INC.
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2.   RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

     Name of Resident Agent: NEVADA FIRST HOLDINGS INC.
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     Street Address: 1800 EAST SAHARA AVENUE, SUITE 104     LAS VEGAS      89104
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                    Street No.      Street Name               City          Zip

3.   SHARES: (number of shares the corporation is authorized to issue)

     Number of shares with par value: 25,000     Par Value: $1.00
     Number of shares without par value:  0

4.   GOVERNING BOARD: shall be styled as (check one) [X] Directors  [ ] Trustees

     The FIRST BOARD OF DIRECTORS shall consist of 1 members and the names and addresses are as follows (attach additional pages if necessary):

         CHAD HOLTZ         1800 E. SAHARA AVE., SUITE 104, LAS VEGAS, NV  89104
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            Name            Address                City, State, Zip

5. PURPOSE (Optional - see reverse side.) The purpose of the corporation shall be:

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6.   OTHER MATTERS:  This form includes the minimum  statutory  requirements  to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.73 or any other information you deem appropriate. If any of the additional information is contradictory to this form, it cannot be filed
     and will be returned to you for correction. NUMBER OF PAGES ATTACHED:   0
                                                                           -----
7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles. Signatures must be notarized. (Attach additional pages if there are more than two incorporators)

JOHN BROWN
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Name (print)                                            Name (print)

1800 E. SAHARA AVE., SUITE 104, LAS VEGAS, NV 89104
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Address                              City/State Zip     Address                              City/State Zip

/s/ John Brown
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Signature                                               Signature

State of NEVADA County of CLARK                         State of                     County of
                                                                 -------------------           ------------

This instrument was acknowledged before me on           This instrument was acknowledged before me on
NOVEMBER 6, 1996, by                                                                             , 19  , by
                                                        -----------------------------------------    --
JOHN BROWN
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                   Name of Person                                         Name of Person

as incorporator of                                      as incorporator of

WINNERNET INDUSTRIES, INC.
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(name of party on behalf of whom instrument             (name of party on behalf of whom instrument
was executed)                                           was executed)

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               Notary Public Signature                               Notary Public Signature
                                                                                                   RECEIVED
             (affix notary stamp or seal)                           (affix notary stamp or seal)
                                                                                                 NOV 08 1996

8.   CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

     NEVADA FIRST HOLDINGS INC. hereby accept appointment as Resident Agent for the above to be formed corporation

                                              NOVEMBER 6, 1996
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     Signature of Resident Agent                                            Date